SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 15, 2004

ATLANTIS PLASTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

FLORIDA	001-09487	06-1088270

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1870 The Exchange, Suite 200, Atlanta, Georgia	30339

(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:	(800) 497-7659

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7(c). Exhibits
Item 12. Results of Operations and Financial Condition
Signatures
EX-99

Item 7(c). Exhibits

Exhibit (99)	Press Release of Atlantis Plastics, Inc, dated July 15, 2004, reporting Atlantis Plastics’ financial results for the second quarter of 2004.

Item 12. Results of Operations and Financial Condition

On July 15, 2004, Atlantis Plastics, Inc. issued a press release setting forth its second quarter 2004 earnings. A copy of Atlantis Plastics’ press release is attached hereto as Exhibit (99) and hereby incorporated herein.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Atlantis Plastics does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this Report is available on our website located at www.atlantisstock.com, although we reserve the right to discontinue that availability at any time.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLANTIS PLASTICS, INC. (Registrant)

Date: July 15, 2004	By:	/s/ Anthony F. Bova

ANTHONY F. BOVA
President and Chief Executive Officer

Date: July 15, 2004	By:	/s/ Paul G. Saari

PAUL G. SAARI
Senior Vice President, Finance and
Chief Financial Officer